UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 12, 2007

MELLON FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	1-7410	25-1233834
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mellon Center 500 Grant Street Pittsburgh, Pennsylvania	15258
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (412) 234-5000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

The opinion of Richards, Layton & Finger attached hereto as Exhibit 5.3 and the consent of Ernst & Young L.L.P. attached hereto as Exhibit 23.2 of this Current Report on Form 8-K are being filed for inclusion as exhibits to the Registration Statement on Form S-3 (Nos. 333-135919, 333-135919-01, 333-135919-02, 333-135919-03 and 333-135919-04) that was automatically effective upon filing on July 21, 2006.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The exhibits listed on the Exhibit Index accompanying this Form 8-K are furnished or filed herewith as indicated thereon.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MELLON FINANCIAL CORPORATION

	By:	/s/ Michael A. Bryson
	Name:	Michael A. Bryson
Date: June 12, 2007	Title:	Chief Financial Officer

EXHIBIT INDEX

Number	Description	Method of Filing
5.3	Opinion of Richards, Layton & Finger, special Delaware counsel to Mellon Financial Corporation and Mellon Capital IV, as to the validity of the Trust Preferred Securities to be issued by Mellon Capital IV.	Filed herewith.

23.2	Consent of Ernst & Young L.L.P.	Filed herewith.

23.4	Consent of Richards, Layton & Finger (included in Exhibit 5.3)	Filed herewith.